Exhibit 99.1

For Immediate Release:	Contact:	Douglas R. Jamieson
President and Chief Operating Officer
(914) 921-5020

For further information please visit
www.gabelli.com

GAMCO Investors, Inc. Reports Second Quarter Results
•	Second Quarter Earnings of $0.93 per diluted share
•	Average AUM at $38.9 billion

Rye, New York, August 2, 2016 – GAMCO Investors, Inc. (“GAMCO” or the “Company”) (NYSE: GBL) today reported financial results for the second quarter including revenues of $83.9 million, net income of $27.5 million and earnings of $0.93 per diluted share.  On a comparable continuing operations basis, revenues were $98.7 million, net income was $23.8 million, and earnings were $0.94 per diluted share in the second quarter of 2015.

Financial Highlights
	Second Quarter				YTD
($'s in 000's except AUM and per share data)	2016 (a)		2015 (b)		2016 (a)		2015 (b)

AUM - end of period (in millions)	$39,273		$44,350		$39,273		$44,350
AUM - average (in millions)	38,888		45,395		38,143		45,575

Revenues	83,944		98,693		165,329		198,499

Operating income before management fee (c)	47,880		43,175		93,902		85,900
Operating margin before management fee		57.0%		43.7%		56.8%		43.3%

Operating income	46,747		38,981		91,689		77,571
Operating margin		55.7%		39.5%		55.5%		39.1%

Other expense, net	(2,563)		(1,217)		(5,378)		(2,581)

Income before income taxes	44,184		37,764		86,311		74,990
Effective tax rate		37.7%		37.0%		37.9%		37.4%

Income from continuing operations	27,543		23,775		53,568		46,923

Income from discontinued operations	-		326		-		1,954

Net income	27,543		24,101		53,568		48,877

Income per share - continuing operations	$0.93		$0.94		$1.82		$1.85

Income per share - discontinued operations	$-		$0.01		$-		$0.08

Net income per share	$0.93		$0.95		$1.82		$1.93

Shares outstanding at June 30 (d)	29,774		25,725		29,774		25,725
(a) See page 3 for discussion of deferred compensation impact.
(b) Adjusted for spin-off of AC.
(c) See GAAP to non-GAAP reconciliation on page 11.
(d) Shares outstanding consist of 29,224 non-RSA shares and 550 RSA shares at June 30, 2016 and 25,021 non-RSA shares and 704 RSA shares at June 30, 2015.

Assets Under Management

				% Change From
	June 30,	December 31,	June 30,	December 31,	June 30,
	2016	2015	2015	2015	2015
Equities:
Open-end Funds	$13,981	$13,811	$15,984	1.2%	(12.5%)
Closed-end Funds	6,917	6,492	6,981	6.5	(0.9)
Institutional & PWM - direct	13,326	13,366	16,011	(0.3)	(16.8)
Institutional & PWM - sub-advisory	3,459	3,401	3,703	1.7	(6.6)
SICAV	40	37	25	8.1	60.0
Total Equities	37,723	37,107	42,704	1.7	(11.7)
Fixed Income:
Money-Market Fund	1,518	1,514	1,600	0.3	(5.1)
Institutional & PWM	32	38	46	(15.8)	(30.4)
Total Fixed Income	1,550	1,552	1,646	(0.1)	(5.8)
Total Assets Under Management	$39,273	$38,659	$44,350	1.6	(11.4)
Institutional & PWM - direct includes $307 million, $226 million and $189 million of Money Market Fund AUM at June 30, 2016,
December 31, 2015 and June 30, 2015, respectively.

Average AUM were $38.9 billion for the second quarter of 2016 versus $37.5 billion for the first quarter of 2016 and $45.4 billion for the second quarter of 2015.

Our second quarter 2016 increase in AUM versus March 31, 2016 was due to market appreciation of $1.1 billion partially offset by net outflows of $0.4 billion and net distributions of $0.1 billion.

Revenues

-
Total revenues for the second quarter of 2016 were $83.9 million, compared with $98.7 million in the prior year, reflecting fees earned in investment advisory services on a lower level of assets and a decline in distribution and other income.

-
Investment advisory fees were $72.8 million in the second quarter of 2016 versus $85.3 million in the second quarter of 2015.  Revenues from our open-end and closed-end funds and Institutional and Private Wealth Management accounts tracked our average AUM in the open-end and closed-end funds as well as lower billable assets in our Institutional and Private Wealth Management accounts.

-	Distribution fees from our open-end equity funds and other income were $11.2 million for the second quarter 2016, down from $13.4 million in the prior year quarter.

Operating Income – Second Quarter – Operating margin 57.0% vs. 43.7%

Operating income, which is net of management fee expense, increased 19.7% or $7.7 million, to $46.7 million in the second quarter of 2016 versus $39.0 million in the prior year period.  The second quarter of 2016 was impacted by lower revenues of $14.7 million offset by reduced variable compensation expense of $10.7 million.  In December 2015, the Company entered into an RSU agreement with Mr. Gabelli which reduced variable compensation by $10.7 million for the quarter, offset by $604,000 of incremental RSA expense.  After adjusting for removal of these non-recurring items in the 2016 and 2015 periods, operating income was $33.7 million in the second quarter of 2016 versus $39.6 million, $5.9 million less than the comparable prior year period.  Reflecting this adjustment, operating margin was constant at 40.1%.  See Notes to Non-GAAP measures on pages 7 for further information.

Operating income before management fee was $47.9 million in the second quarter 2016 versus $43.2 million in the second quarter 2015.  Operating margin before management fee was 57.0% versus 43.7% in the second quarter of 2015.  After adjusting for the removal of the non-recurring items in both the 2016 and 2015 periods, operating income before management fee was $37.2 million in the second quarter of 2016 as compared to $43.8 million in the second quarter of 2015 while operating margins before management fee was essentially unchanged at 44.3% vs. 44.4% in the prior year quarter.  See Notes on Non-GAAP measures on page 7 for further information.  Management believes evaluating operating income before management fee is an important measure in analyzing the Company’s operating results.  Further information regarding Non-GAAP measures is included in Notes on Non-GAAP Financial Measures and Table V included elsewhere herein.

Other expense

We recognized $2.6 million in net other expenses in the 2016 quarter versus net other expenses of $1.2 million in the second quarter of 2015.  This is principally due to the higher interest expense of $3.2 million in the 2016 quarter versus $1.9 million in the second quarter of 2015, reflective of the AC 4% PIK Note being outstanding for the entire second quarter of 2016 partially offset by the reduction in the Senior Notes.  Investment income for 2016 was flat - $0.6 million in 2016 vs. $0.6 million in 2015.

Income Taxes

The Company’s effective tax rate (“ETR”) for the quarter ended June 30, 2016 was 37.7% versus 37.0% for the quarter ended June 30, 2015.

Deferred compensation

The second quarter 2016 results were materially bolstered by the GAAP-mandated treatment of the December 2015 deferred compensation agreement.  In 2016 certain variable compensation for 2016 will be paid in the form of Restricted Stock Units determined by the volume-weighted average price of the Company’s Class A Stock.  Margins for the second quarter 2016 therefore are not comparable with prior periods.  Under GAAP, only 25% of this deferred compensation expense is being recognized in the current year with the remainder amortized as expense in 2017, 2018, and 2019.  Expressed another way, the 2016 second quarter (as well as the remainder of 2016) benefit from a reduction of 75% of the compensation, and 2017, 2018, and 2019 will, in turn, be impacted by an additional 25% of the compensation from 2016 in each year.  The Board’s decision to grant these RSUs in December 2015 and thereby defer the cash payment of certain 2016 variable compensation until January 1, 2020 was to provide the Company with greater financial flexibility.

The balance sheet is also impacted; the compensation payable at June 30, 2016 and in each future period-end of 2016 is only 25% of the full amount of the 2016 compensation that will be due once the RSUs are fully vested.  At June 30, 2016, the amount of unrecognized compensation was $25.7 million.

On an economic basis, there was $17.7 million of compensation subject to the deferred compensation agreement for the second quarter of 2016.  Of this amount, only $4.7 million was recorded under GAAP, with the remaining $13.0 million to be expensed over the vesting period.  Absent the deferred compensation arrangement during the second quarter of 2016, total compensation costs were $31.3 million, management fee expense was $3.5 million, income tax expense was $11.7 million, net income was $19.4 million and earnings per fully diluted share was $0.66.

The following tables show a reconciliation of our results for the second quarter of 2016 and our balance sheet at June 30, 2016 between the GAAP basis and the non-GAAP adjusted basis of the deferred compensation (the RSU grant) described above.  We believe this adjusted measure is useful in evaluating the ongoing operating results of the Company absent the material adjustment related to the treatment of the deferred compensation agreement.

	For the three months ended June 30, 2016
		Impact of
	Reported	Deferred
	GAAP	Compensation	Non-GAAP

Total revenues	$83,944	$-	$83,944

Compensation costs	20,623	10,719	31,342
Distribution costs	10,501	-	10,501
Other operating expenses	4,940	-	4,940
Total expenses	36,064	10,719	46,783

Operating income before management fee	47,880	(10,719)	37,161

Other expense, net	(2,563)	-	(2,563)

Income before management fee and income taxes	45,317	(10,719)	34,598
Management fee expense	1,133	2,327	3,460
Income before income taxes	44,184	(13,046)	31,138
Income tax expense	16,641	(4,916)	11,725
Net income attributable to GAMCO Investors, Inc.	$27,543	$(8,130)	$19,413

Net income per share attributable to GAMCO Investors, Inc.:
Basic	$0.94	$(0.28)	$0.66
Diluted	$0.93	$(0.28)	$0.66

	June 30, 2016
		Impact of
	Reported	Deferred
	GAAP	Compensation	Non-GAAP

ASSETS

Other assets	$102,009	$-	$102,009
Income tax receivable	11,083	9,736	20,819
Total assets	$113,092	$9,736	$122,828

LIABILITIES AND EQUITY

Compensation payable	$25,592	$25,657	$51,249
Accrued expenses and other liabilities	36,874	-	36,874
Sub-total	62,466	25,657	88,123

5.875% Senior notes (due June 1, 2021)	24,109	-	24,109
4% PIK note (due November 30, 2020)	250,000	-	250,000
Total debt	274,109	-	274,109
Total liabilities	336,575	25,657	362,232

GAMCO Investors, Inc.'s stockholders' equity (deficit)	(223,483)	(15,921)	(239,404)

Total liabilities and equity	$113,092	$9,736	$122,828

The following table further illustrates the effect that the GAAP accounting for the compensation deferral will have on our results for 2016 through 2019 under certain assumptions.  For simplicity in arriving at the 2016 through 2019 illustrative effects, we have assumed that the second quarter RSU expense is predictive of the full year results but there is no assurance that this will be the case.  Please see the note regarding forward-looking information on page 13 of this release.

Effect of recording RSU on a GAAP basis:

	2016	2017	2018	2019

RSU expense	(51,749)	17,250	17,250	17,250

Business and Investment Highlights

-
On May 2, 2016, GAMCO Asset Management named Christina Alfandary (a 25 year veteran) Managing Director, ESG & Sustainable Investments.  This new role reflects the firm’s view that global economic drivers continue to be affected by resource scarcity and that client demand for ESG solutions will continue to grow.

-
On May 5, 2016, Gabelli Global Small and Mid Cap Value Trust completed the offering of $30 million of 5.45% Series A Cumulative Preferred Stock.  The preferred stock is perpetual, non-callable for five years, and was issued at $25 per share.

-
On May 19/20, 2016, GAMCO Asset Management hosted its 31st Annual Client Conference at the American Museum of Natural History and the Pierre Hotel with over 350 investors in attendance.  2016 Honorees included Thomas Gallagher (Genuine Parts), Soo Kim (Standard General), Mark Donegan (Precision Castparts) and James Dolan (Cablevision).  The 2016 recipient of the Graham & Dodd, Murray, Greenwald Prize for Value Investing was chairman and co-founder of Oaktree Capital, Howard S. Marks.

-
On May 26, 2016, Gabelli Utility Trust completed the offering of $50 million of 5.375% Series C Cumulative Preferred Stock.  The preferred stock is perpetual, non-callable for five years, and was issued at $25 per share.

-
On July 1, 2016, Gabelli Dividend & Income Trust completed the offering of $100 million of 5.25% Series G Cumulative Preferred Stock.  The preferred stock is perpetual, non-callable for five years, and was issued at $25 per share.

-
On July 14, 2016, Gabelli Funds, LLC announced the initial public offering of The Gabelli Go Anywhere Trust.  This newly organized closed-end fund will trade on the New York Stock Exchange or NYSE MKT under the symbol GGO.C.  The initial offering is of one $100 combination consisting of one preferred share at $40 and three common shares at $20 each.

Balance Sheet

We ended the quarter with cash and investments of $56.3 million and debt of $274.1 million.  During the second quarter of 2016 we paid the remaining $20 million balance of the GGCP loan.  We have $500 million available on our universal shelf registration.  Together with earnings from operations, the shelf provides us with flexibility to do acquisitions, lift-outs, seed new investment strategies, and co-invest, as well as to fund shareholder compensation, including share repurchases and dividends.

Shareholder Compensation

During the quarter ended June 30, 2016, we returned $1.0 million of our earnings to shareholders through dividends and stock repurchases.  We repurchased 12,532 shares at an average price of $34.61 per share for a total investment of $0.4 million and distributed $0.6 million in dividends.  Since our IPO, in February 1999, we have returned $1.9 billion in total to shareholders comprised of $1.0 billion of spin-offs, $487 million in the form of dividends and $429 million through stock buybacks of 9,595,688 shares.

On August 2, 2016, GAMCO’s Board of Directors declared a regular quarterly dividend of $0.02 per share payable on September 27, 2016 to its Class A and Class B shareholders of record on September 13, 2016.

About GAMCO Investors, Inc.

GAMCO Investors, Inc., through its subsidiaries, manages private advisory accounts (GAMCO Asset Management Inc.) and open-end funds and closed-end funds (Gabelli Funds, LLC).

NOTES ON NON-GAAP FINANCIAL MEASURES

A.
Operating income before management fee expense is used by management to evaluate its business operations.  We believe this measure is useful in illustrating the operating results of GAMCO Investors, Inc. (the “Company”) as management fee expense is based on pre-tax income before management fee expense, which includes non-operating items including investment gains and losses from the Company’s proprietary investment portfolio and interest expense.  The reconciliation of operating income before management fee expense to operating income is provided in Table V.

B.
Adjusted operating income and adjusted operating income before management fee expense are used by management to evaluate its ongoing business operations.  We believe these measures are useful in evaluating the ongoing operating results of the Company absent any of these adjustments.

		2nd Quarter		YTD June
		2016	2015	2016	2015
Operating income before management fee		$47,880	$43,175	$93,902	$85,900
Adjustments:
Add back:	Incremental RSA expense	-	604	-	1,207
	Costs to launch Closed-end fund	-	-	-	1,000
Deduct:	Variable compensation reduction from RSU	(10,718)	-	(21,130)	-
Adjusted operating income before management fee		37,162	43,779	72,772	88,107
Adjusted operating margin before management fee		44.3%	44.4%	44.0%	44.4%

		2nd Quarter		YTD June
		2016	2015	2016	2015
Operating income		$46,747	$38,981	$91,689	$77,571
Adjustments:
Add back:	Incremental RSA expense	-	604	-	1,207
	Costs to launch Closed-end fund	-	-	-	1,000
Deduct:	Variable compensation reduction from RSU	(13,045)	-	(25,657)	-
Adjusted operating income		33,702	39,585	66,032	79,778
Adjusted operating margin		40.1%	40.1%	39.9%	40.2%

The Company reported Assets Under Management as follows (in millions):

Table I: Fund Flows - 2nd Quarter 2016
				Fund
		Market		distributions,
	March 31,	appreciation/	Net cash	net of	June 30,
	2016	(depreciation)	flows	reinvestments	2016
Equities:
Open-end Funds	$13,807	$481	$(297)	$(10)	$13,981
Closed-end Funds	6,663	275	110	(131)	6,917
Institutional & PWM - direct	13,280	233	(187)	-	13,326
Institutional & PWM - sub-advisory	3,427	61	(29)	-	3,459
SICAV	38	1	1	-	40
Total Equities	37,215	1,051	(402)	(141)	37,723
Fixed Income:
Money-Market Fund	1,474	1	43	-	1,518
Institutional & PWM	32	-	-	-	32
Total Fixed Income	1,506	1	43	-	1,550
Total Assets Under Management	$38,721	$1,052	$(359)	$(141)	$39,273

Table II: Fund Flows - Year to date June 2016
				Fund
		Market		distributions,
	December 31,	appreciation/	Net cash	net of	June 30,
	2015	(depreciation)	flows	reinvestments	2016
Equities:
Open-end Funds	$13,811	$945	$(754)	$(21)	$13,981
Closed-end Funds	6,492	488	180	(243)	6,917
Institutional & PWM - direct	13,366	475	(515)	-	13,326
Institutional & PWM - sub-advisory	3,401	128	(70)	-	3,459
SICAV	37	2	1	-	40
Total Equities	37,107	2,038	(1,158)	(264)	37,723
Fixed Income:
Money-Market Fund	1,514	1	3	-	1,518
Institutional & PWM	38	-	(6)	-	32
Total Fixed Income	1,552	1	(3)	-	1,550
Total Assets Under Management	$38,659	$2,039	$(1,161)	$(264)	$39,273

Table III

GAMCO INVESTORS, INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Dollars in thousands, except per share data)

	For the Quarter Ended June 30,

	2016	2015

Investment advisory and incentive fees	$72,794	$85,301
Distribution fees and other income	11,150	13,392
Total revenues	83,944	98,693

Compensation costs	20,623	37,178
Distribution costs	10,501	13,289
Other operating expenses	4,940	5,051
Total expenses	36,064	55,518

Operating income before management fee	47,880	43,175

Investment income	605	638
Interest expense	(3,168)	(1,855)
Other expense, net	(2,563)	(1,217)

Income before management fee and income taxes	45,317	41,958
Management fee expense	1,133	4,194
Income before income taxes	44,184	37,764
Income tax expense	16,641	13,989
Income from continuing operations	27,543	23,775
Income from discontinued operations, net of taxes	-	326
Net income attributable to GAMCO Investors, Inc.	$27,543	$24,101

Net income per share attributable to GAMCO Investors, Inc.:
Basic - Continuing operations	$0.94	$0.95
Basic - Discontinued operations	-	0.01
Basic - Total	$0.94	$0.96

Diluted - Continuing operations	$0.93	$0.94
Diluted - Discontinued operations	-	0.01
Diluted - Total	$0.93	$0.95

Weighted average shares outstanding:
Basic	29,234	25,065

Diluted	29,522	25,358

Actual shares outstanding (a)	29,774	25,725

Notes:
(a) Includes 549,700 and 704,050 of RSAs, respectively.
See GAAP to non-GAAP reconciliation on page 11.

Table IV

GAMCO INVESTORS, INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Dollars in thousands, except per share data)

	For the Six Months Ended June 30,

	2016	2015

Investment advisory and incentive fees	$143,642	$171,369
Distribution fees and other income	21,687	27,130
Total revenues	165,329	198,499

Compensation costs	40,897	75,155
Distribution costs	21,218	27,730
Other operating expenses	9,312	9,714
Total expenses	71,427	112,599

Operating income before management fee	93,902	85,900

Investment income	1,196	1,179
Interest expense	(6,574)	(3,760)
Other expense, net	(5,378)	(2,581)

Income before management fee and income taxes	88,524	83,319
Management fee expense	2,213	8,329
Income before income taxes	86,311	74,990
Income tax expense	32,743	28,067
Income from continuing operations	53,568	46,923
Income from discontinued operations, net of taxes	-	1,954
Net income attributable to GAMCO Investors, Inc.	$53,568	$48,877

Net income per share attributable to GAMCO Investors, Inc.:
Basic - Continuing operations	$1.83	$1.87
Basic - Discontinued operations	-	0.08
Basic - Total	$1.83	$1.95

Diluted - Continuing operations	$1.82	$1.85
Diluted - Discontinued operations	-	0.07
Diluted - Total	$1.82	$1.92

Weighted average shares outstanding:
Basic	29,241	25,098

Diluted	29,510	25,386

Actual shares outstanding (a)	29,774	25,725

Notes:
(a) Includes 549,700 and 704,050 of RSAs, respectively.
See GAAP to non-GAAP reconciliation on page 11.

Table V
GAMCO INVESTORS, IN
UNAUDITED QUARTERLY CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Dollars in thousands, except per share data)

	2016			2015
	1st	2nd		1st	2nd	3rd	4th
	Quarter	Quarter	YTD	Quarter	Quarter	Quarter	Quarter	Full Year
Income Statement Data:

Revenues	$81,385	$83,944	$165,329	$99,806	$98,693	$92,160	$90,317	$380,976

Expenses	35,363	36,064	71,427	57,081	55,518	50,828	54,097	217,524

Operating income before
management fee	46,022	47,880	93,902	42,725	43,175	41,332	36,220	163,452

Investment income	591	605	1,196	541	638	625	4,304	6,108
Interest expense	(3,406)	(3,168)	(6,574)	(1,905)	(1,855)	(1,815)	(3,061)	(8,636)
Shareholder-designated contribution	-	-	-	-	-	-	(6,396)	(6,396)
Other expense, net	(2,815)	(2,563)	(5,378)	(1,364)	(1,217)	(1,190)	(5,153)	(8,924)

Income before management
fee and income taxes	43,207	45,317	88,524	41,361	41,958	40,142	31,067	154,528
Management fee expense	1,080	1,133	2,213	4,135	4,194	4,056	3,118	15,503
Income before income taxes	42,127	44,184	86,311	37,226	37,764	36,086	27,949	139,025
Income tax expense	16,102	16,641	32,743	14,078	13,989	13,635	10,024	51,726
Income from continuing operations	26,025	27,543	53,568	23,148	23,775	22,451	17,925	87,299
Income/(loss) from discontinued
operations, net of taxes	-	-	-	1,628	326	(7,483)	1,642	(3,887)
Net income attributable to
GAMCO Investors, Inc.	$26,025	$27,543	$53,568	$24,776	$24,101	$14,968	$19,567	$83,412

Net income per share
attributable to GAMCO
Investors, Inc.:
Basic - Continuing operations	$0.89	$0.94	$1.83	$0.92	$0.95	$0.90	$0.68	$3.43
Basic - Discontinued operations	-	-	-	0.07	0.01	(0.30)	0.06	(0.15)
Basic - Total	$0.89	$0.94	$1.83	$0.99	$0.96	$0.60	$0.74	$3.28

Diluted - Continuing operations	$0.88	$0.93	$1.82	$0.91	$0.94	$0.89	$0.67	$3.40
Diluted - Discontinued operations	-	-	-	0.06	0.01	(0.30)	0.06	(0.15)
Diluted - Total	$0.88	$0.93	$1.82	$0.97	$0.95	$0.59	$0.73	$3.24

Weighted average shares outstanding:
Basic	29,247	29,234	29,241	25,132	25,065	24,947	26,547	25,425

Diluted	29,684	29,522	29,510	25,414	25,358	25,241	26,813	25,711
Reconciliation of non-GAAP
financial measures to GAAP:
Operating income before
management fee	46,022	47,880	93,902	42,725	43,175	41,332	36,220	163,452
Deduct: management fee expense	1,080	1,133	2,213	4,135	4,194	4,056	3,118	15,503
Operating income	$44,942	$46,747	$91,689	$38,590	$38,981	$37,276	$33,102	$147,949

Operating margin before
management fee	56.5%	57.0%	56.8%	42.8%	43.7%	44.8%	40.1%	42.9%
Operating margin after
management fee	55.2%	55.7%	55.5%	38.7%	39.5%	40.4%	36.7%	38.8%

Table VI
GAMCO INVESTORS, INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
(Dollars in thousands, except per share data)

	June 30,	December 31,	June 30,
	2016	2015	2015

ASSETS

Cash and cash equivalents	$24,224	$13,719	$11,202
Investments	32,079	32,979	37,429
Receivable from brokers	230	1,091	1,490
Other receivables	31,811	37,252	31,171
Income tax receivable	11,905	6,787	2,303
Other assets	13,665	12,071	39,867
Assets of discontinued operations	-	-	741,946

Total assets	$113,914	$103,899	$865,408

LIABILITIES AND EQUITY

Payable to brokers	$45	$12	$1,257
Income taxes payable and deferred tax liabilities	822	4,823	11,033
Compensation payable	25,592	24,426	62,811
Securities sold short, not yet purchased	-	129	-
Accrued expenses and other liabilities	36,829	41,739	34,680
Liabilities of discontinued operations	-	-	76,515
Sub-total	63,288	71,129	186,296

5.875% Senior notes (due June 1, 2021)	24,109	24,097	99,422
4% PIK note (due November 30, 2020)	250,000	250,000	-
Loan from GGCP (due December 28, 2016)	-	35,000	-
0% Subordinated Debentures (due December 31, 2015) (a)	-	-	6,628
Total debt	274,109	309,097	106,050
Total liabilities	337,397	380,226	292,346

Redeemable noncontrolling interests of discontinued operations	-	-	5,943

GAMCO Investors, Inc.'s stockholders' equity (deficit)	(223,483)	(276,327)	564,430
Noncontrolling interests	-	-	2,689
Total equity (deficit)	(223,483)	(276,327)	567,119

Total liabilities and equity	$113,914	$103,899	$865,408

(a) The 0% Subordinated Debentures due December 31, 2015 have a face value of $0.0 million, $0.0 million and $6.9 million, respectively.

SPECIAL NOTE REGARDING FORWARD-LOOKING INFORMATION

The financial results set forth in this press release are preliminary. Our disclosure and analysis in this press release, which do not present historical information, contain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995.  Forward-looking statements convey our current expectations or forecasts of future events. You can identify these statements because they do not relate strictly to historical or current facts. They use words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” and other words and terms of similar meaning. They also appear in any discussion of future operating or financial performance. In particular, these include statements relating to future actions, future performance of our products, expenses, the outcome of any legal proceedings, and financial results.  Although we believe that we are basing our expectations and beliefs on reasonable assumptions within the bounds of what we currently know about our business and operations, the economy and other conditions, there can be no assurance that our actual results will not differ materially from what we expect or believe.  Therefore, you should proceed with caution in relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance.

Forward-looking statements involve a number of known and unknown risks, uncertainties and other important factors, some of which are listed below, that are difficult to predict and could cause actual results and outcomes to differ materially from any future results or outcomes expressed or implied by such forward-looking statements.  Some of the factors that could cause our actual results to differ from our expectations or beliefs include a decline in the securities markets that adversely affect our assets under management, negative performance of our products, the failure to perform as required under our investment management agreements, a general downturn in the economy that negatively impacts our operations. We also direct your attention to the more specific discussions of these and other risks, uncertainties and other important factors  contained in our Form 10-K and other public filings.  Other factors that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We do not undertake to update publicly any forward-looking statements if we subsequently learn that we are unlikely to achieve our expectations whether as a result of new information, future developments or otherwise, except as may be required by law.